Developing Therapeutics for the Treatment of Serious Rare and Life-Threatening Diseases with Significant Unmet Medical Needs Corporate Presentation August 15, 2022 Nasdaq: ACER Exhibit 99.2

Forward-looking Statements This presentation contains “forward-looking statements” that involve substantial risks and uncertainties for purposes of the safe harbor provided by the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included in this presentation are forward-looking statements. Examples of such statements include, but are not limited to, the Company’s expectations with respect to the clinical trials and anticipated milestones for ACER-001 (sodium phenylbutyrate), ACER-801 (osanetant) and EDSIVO™ (celiprolol), including timing, conditions, results, enrollment, duration and capital needs related thereto, and the Company’s expectations with respect to the sufficiency of its cash and cash equivalents and the duration thereof. Our pipeline products are under investigation and their safety and efficacy have not been established and there is no guarantee that any of our investigational products in development will receive health authority approval or become commercially available for the uses being investigated. We may not actually achieve the plans, carry out the intentions or meet the expectations or projections disclosed in the forward-looking statements and you should not place undue reliance on these forward-looking statements. Such statements are based on management’s current expectations and involve risks and uncertainties. Actual results and performance could differ materially from those projected in the forward-looking statements as a result of many factors, including, without limitation, risks related to the drug development and the regulatory approval process, including the timing and requirements of regulatory actions. We disclaim any intent or obligation to update these forward-looking statements to reflect events or circumstances that exist after the date on which they were made. You should review additional disclosures we make in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. You may access these documents for no charge at http://www.sec.gov. 2

Corporate Overview Acer Therapeutics is a pharmaceutical company that acquires, develops and seeks to commercialize therapies for serious rare and life-threatening diseases with significant unmet medical needs Offices: Newton, MA and Bend, OR Headcount: 41 Founded: December 2013 Public: September 2017 Cash as of June 30, 2022: $14.5M Subsequent gross proceeds of $0.6M from ATM and equity line Expected to have sufficient capital to fund current operations through Q3 2022 If ACER-001 receives U.S. FDA approval1 $42.5M could be funded through loan from Marathon, extending available capital for planned operations into H2 2023* 3 ACER * https://www.sec.gov/ix?doc=/Archives/edgar/data/0001069308/000119312522066842/d279077d8k.htm 1 Prior to December 31, 2022, which is before the January 15, 2023 PDUFA date

4 Investment Highlights ACER Acer’s pipeline includes three clinical development programs: ACER-001 (sodium phenylbutyrate) for the treatment of various inborn errors of metabolism, including urea cycle disorders (UCDs) and Maple Syrup Urine Disease (MSUD) ACER-801 (osanetant) for the treatment of induced vasomotor symptoms (iVMS) and other potential indications EDSIVO™ (celiprolol) for the treatment of vascular Ehlers-Danlos syndrome (vEDS) in patients with a confirmed type III collagen (COL3A1) mutation Product candidates are believed to present a comparatively de-risked profile, having one or more of: Favorable safety profile; clinical proof-of-concept data; mechanistic differentiation Potential expedited paths for development through specific FDA-established programs Multiple anticipated key milestones in 2022/2023: ACER-801 Phase 2a topline data$: Q4, 2022 ACER-001 (UCDs) PDUFA target action date$,1: January 15, 2023 ACER-001 (MSUD) Phase 2a trial initiation$: Q1, 2023 EDSIVO™ DiSCOVER trial full enrollment$: Mid-2023 $ Subject to additional capital 1 PDUFA target action date does not guarantee timing of decision by FDA

5 Clinical Pipeline ACER $ Additional capital required to support ACER-001 development (UCDs), and planned ACER-001 (MSUD), ACER-801 and EDSIVO™ clinical trials beyond Q3 2022 1 PDUFA target action date does not guarantee timing of decision by FDA PDUFA Date: Jan. 15, 2023 $ $ $ $,1

ACER-001

Overview

Disease Overview

- Urea cycle disorders (UCDs): a group of metabolic genetic diseases that lead to toxic build-up of ammonia (NH_4^+)

Current Treatment Options

- ~800 UCDs US patients currently receiving a nitrogen binding agent
- BUPHENYL® + RAVICTI® US net sales (2021): ~$300M[2]

ACER-001 Profile

- Nitrogen-binding agent for use as adjunctive therapy in patients with UCDs involving deficiencies of CPS, OTC, or AS[3]
- Novel formulation designed for palatability while dissolving quickly
- To be supplied in a kit w/individual dosage envelopes; administered w/suspension agent and water
- Acer intends to provide significant stakeholder support

The Opportunity

- PDUFA date: January 15, 2023[$]
- Issued formulation composition of matter and use patents
- Other future development opportunities: MSUD[4], other potential indications acertherapeutics

1 Payer claims data on file
2 https://ir.horizontherapeutics.com/static-files/47f395cb-4d8e-47a7-ba20-2f3c6f433e62
3 Abbreviations: CPS (carbamyl phosphate synthetase), OTC (ornithine transcarbamylase), AS (argininosuccinic acid synthetase)
$ Subject to additional capital; PDUFA target action date does not guarantee timing of decision by FDA
4 See MSUD slides in "Reference" section at end of this presentation

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Acer received a Complete Response Letter (CRL) to its NDA in late Q2 2022 The CRL indicates that the FDA cannot approve the NDA in its current form The CRL states: “[The FDA’s] field investigator could not complete inspection of [Acer’s third-party contract packaging manufacturer], because the facility was not ready for inspection. Satisfactory inspection is required before [the NDA] may be approved. Please notify us in writing when this facility is ready for inspection.” The FDA did not cite any other approvability issues in the CRL pertaining to the NDA, nor request any additional clinical or pharmacokinetic studies be conducted prior to FDA approval. The FDA did provide one comment in the CRL (identified as “not an approvability issue”) requesting additional existing nonclinical information to be provided in the resubmission of the NDA NDA resubmitted and accepted July 2022 as Class 2 resubmission PDUFA target action date: January 15, 2023$ 7 ACER-001 Resubmitted NDA Accepted for FDA Review Symptoms of Hyperammonemia General – Growth retardation – Hypothermia Muscular/Neurologic – Poor coordination – Dysdiadochokinesia – Hypotonia or hypertonia – Ataxia – Tremor – Seizures – Decorticate or decerebrate posturing Central - Combativeness – Lethargy – Coma Eyes – Papilledema Pulmonary – Shortness of breath Liver – Enlarge-ment $ Subject to additional capital; PDUFA target action date does not guarantee timing of decision by FDA

8 ACER-001 Urea Cycle Disorders (UCDs) Ah Mew N, et al.. Urea cycle disorders overview. Gene Reviews. Seattle, Washington: University of Washington, Seattle; 1993. Lichter-Knoecki U., et al. Ornithine Transcarbamylase Deficiency, Gene Reviews. Seattle, Washington: University of Washington, Seattle; 1993-2019. Reproduced from:   http://upload.wikimedia.org/wikipedia/commons/7/76/Symptoms_of_hyperammonemia.svg Symptoms of Hyperammonemia General – Growth retardation – Hypothermia Muscular/Neurologic – Poor coordination – Dysdiadochokinesia – Hypotonia or hypertonia – Ataxia – Tremor – Seizures – Decorticate or decerebrate posturing Central - Combativeness – Lethargy – Coma Eyes – Papilledema Pulmonary – Shortness of breath Liver – Enlarge-ment Urea Cycle Disorders (UCDs) are a group of rare, genetic disorders caused by mutations that result in a deficiency of one of the six enzymes or two transporters of the urea cycle These enzymes and transporters are responsible for removing ammonia from the bloodstream Cytoplasm Mitochondrion HCO3+NH4+2ATP Glutamate NAGS CPS1 Carbamyl Phosphate Carbamyl Aspartate Orotic Acid OTC Ornithine Urea ARG H2O Arginine Funarate ASL Argininosuccinate ASS Citrulline N-acetylglutamate (CPS1 cofactor) A healthy urea cycle converts ammonia into urea, which is excreted from the body. Liver cell Ammonia enters the liver Cytoplasm NAGS = N-acetylglutamate synthase CPS1 = Carbamoyl phosphate synthase OTC = Ornithine transcarbamylase AS = Argininosuccinate synthase AL = Argininosuccinate lyase ARG = Arginase Symptoms of Hyperammonemia General – Growth retardation – Hypothermia Muscular/Neurologic – Poor coordination – Dysdiadochokinesia – Hypotonia or hypertonia – Ataxia – Tremor – Seizures – Decorticate or decerebrate posturing Central – Combativeness – Lethargy – Coma Eyes – Papilledema Pulmonary – Shortness of breath Liver - Enlargement

9 Berry S, et al. Molecular Genetics and Metabolism 125 (2018) 251–257. ACER-001 Mechanism of Action NH4+ α-Ketoglutarate Glutamate Glutamine GPB PBA Buphenyl ® (sodium phenylbutyrate) PAA PAGN Ravicti® (glycerol phenylbutyrate) Oral Liquid Ester hydrolysis/ Pancreatic Lipases β-oxidation Urine Excretion Fig. 1. Metabolizing pathway and mechanism of action of GPB. GPB (glycerol phenylbutyrate); PAA (phenylacetic acid); PBA (phenylbutyric acid); PAGN (phenylacetylglutamine).

10 ACER-001 Currently Marketed Treatment Options (US)1 Sodium Phenylbutyrate (BUPHENYL®, generics): Aversive taste and odor2; considered unpalatable by some patients3 64% of patients reported it is difficult to take because of taste3 Physicians reported that 25-33% of patients took less than target dose due to tolerability3 Only 25% of patients indicated that they never miss a dose3 46% of patients reported taste as the reason for discontinuation3 RAVICTI®: Consistently listed as one of the “10 Most Expensive Drugs in the World”4 Pricing has risen to levels considered challenging5 Reports of difficult access, unaffordability, and forced switches back to sodium phenylbutyrate5 Some patients are not meeting the treatment goal of <0.5 ULN (~17.5 umol/L)6 Patients and physicians desire an effective and affordable treatment option5 1 PHEBURANE is approved by FDA but not currently marketed in the US (based on available information) 2 Peña-Quintana L, et al. Profile of sodium phenylbutyrate granules for the treatment of urea-cycle disorders: patient perspectives. Patient Prefer Adherence. 2017 Sep 6;11:1489-1496. 3 Shchelochkov et al., Molecular Genetics and Metabolism Reports 8 (2016) 43-47. 4 https://pharmaoffer.com/blog/10-most-expensive-drugs-in-the-world/ 5 Acer Market Research 6 Nicola Longo & Robert J. Holt (2017) Expert Opinion on Orphan Drugs, 5:12, 999-1010.

11 ACER-001 Product Differentiation ACER-001 is a proprietary and novel formulation of NaPB powder that has shown bioequivalence to existing NaPB but with a pH-sensitive polymer coating that is designed to minimize dissolution over 5 minutes after preparation1 1 Acer Therapeutics. Data on File. 2021. Polymer Coat (pH-sensitive polymer) Drug Layer (NaPB) Seal Coat (inactive ingredients) Seed Core (inactive core)

12 1 PHEBURANE is approved by FDA but not currently marketed in the US (based on available information) * Subject to FDA approval ** Shchelochkov et al., Molecular Genetics and Metabolism Reports 8 (2016) 43-47 *** RAVICTI® and BUPHENYL® pppy is based on patient weight and WAC price ACER-001 Product Differentiation

ACER-001

ACER-001 Value Proposition

- Novel polymer-coated formulation for oral administration
- Designed for palatability[1]
- Convenient portable, premeasured packaging + additional dosing options
- 505(b)(2) NDA submission: trials showed ACER-001 has similar relative bioavailability to sodium phenylbutyrate powder
- Pricing projected to be significantly lower than current RAVICTI® price
- Robust patient support services program to address barriers to care
- Payer engagement strategy to support adoption
- Commitment to support the UCD community and on-going IEM research

Projected Prevalence[2]	~ 2,100
Diagnosed Patients[3]	~ 1,100
Patients Treated with Phenylbutyrate[3] (Ravicti®, Buphenyl®, generics)	~ 800
Market share for nitrogen binding agents[3]	75-80% Ravicti® 20-25% Buphenyl® or generic NaPB
2021 Net Revenue[4] (Ravicti®, Buphenyl®)	~$300M

1 Peña-Quintana L, et al. Profile of sodium phenylbutyrate granules for the treatment of urea-cycle disorders: patient perspectives. Patient Prefer Adherence. 2017 Sep 6;11:1489-1496.
2 https://www.drugs.com/slideshow/top-10-most-expensive-drugs-1274
3 Claims data analysis on file
4 https://ir.horizontherapeutics.com/static-files/47f395cb-4d8e-47a7-ba20-2f3c6f433e62; Represent North American sales

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ACER-001

ACER-001: MSUD

Disease Overview

- Maple Syrup Urine Disease (MSUD): a rare, life-threatening metabolic disorder caused by a deficiency in an enzyme complex that metabolizes branched chain ketoacids, the breakdown products of the three branched-chain amino acids (BCAAs), leucine, valine, and isoleucine

Current Treatment Options

- Only treatment option is a life-long, protein-restricted diet
- Incidence: estimated at 1 in 185,000 people worldwide and 1 in 220,000 people in the U.S.[1]

ACER-001 Profile

- Multicenter study: 553 UCD patients treated with sodium phenylbutyrate showed decrease in plasma BCAA[2]
- Baylor College of Medicine study in MSUD patients: statistically significant reduction of leucine in 3/3 healthy subjects and 3/5 MSUD patients[3]
- Istanbul study in pediatric MSUD patients: significant reduction in leucine levels in MSUD patients experiencing an acute attack[4]

The Opportunity

- IND application submitted to FDA in July 2022
- Orphan designation in US and EU
- Q1 2023: Anticipated initiation of Phase 2a trial evaluating efficacy and safety of ACER-001 for potential treatment of MSUD patients, subject to IND clearance and available capital

1 Chapman, K, et al. (2018). Incidence of maple syrup urine disease, propionic acidemia, and methylmalonic aciduria from newborn screening data. Molecular Genetics and Metabolism Reports. 15. 106-109.

2 L.C. Burrage, et al., Sodium phenylbutyrate decreases plasma branched-chain amino acids in patients with urea cycle disorders, Mol. Genet. Metab. (2014)

3 Brunetti-Pierri et al. Phenylbutyrate therapy for maple syrup urine disease. Hum Mol Genet. 2011 February 15; 20(4): 631–640.

4 Zubarioglu T, et al. Impact of sodium phenylbutyrate treatment in acute management of maple syrup urine disease attacks: a single-center experience. J Pediatr Endocrinol Metab. 2020 Nov 11;34(1):121-126.

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15 ACER-001 IP / Exclusivities Intellectual Property: Issued patents: US Patent 11,154,521 covering claims re: formulation compositions of matter (expires in 2036) US Patent 11,202,767 covering claims re: certain methods of use (expires in 2036) US Patent 10,092,532 covering claims re: methods of modulation of branched chain acids Licensed from Baylor College of Medicine relating to MSUD Continuing to pursue new patents and exclusivity possibilities, based on development plans and product attributes Regulatory Exclusivities: MSUD: Granted U.S. Orphan Drug Designation: 7 years market exclusivity from FDA approval Pediatric exclusivity: +6 months added (if pediatric indication study approved) Granted EU Orphan Drug Designation: 10 years market exclusivity from EMA approval

Signed Collaboration and License Agreement Q1 2021 To date, Acer has received $35.0M of funding Acer retained development and commercialization rights in the U.S., Canada, Brazil, Turkey and Japan Split net profits from Acer’s territories (60% to Relief; 40% to Acer) Relief licensed rights for the rest of the world Acer will receive 15% royalty on all Net Sales in Relief’s territories Acer could also receive up to $6.0M for UCD and MSUD approvals in EU 16 Agreement with Relief Therapeutics ACER-001

ACER-801

Overview

Disease Overview

- Vasomotor symptoms (VMS) are caused by a decrease in estrogen signaling in the brain, resulting in menopausal-like symptoms (hot flashes, night sweats, etc.)

Mechanism of Action

- iVMS are well documented with the use of cancer therapies and certain surgical procedures
  - Symptoms such as hot flashes can appear immediately and be severe after reduction in estrogen production or estrogen blockade
- KNDy neurons are important for thermoregulation and become hypertrophied in the absence of estrogen

ACER-801 Profile

- ACER-801 (osanetant) is a non-hormonal, oral, selective neurokinin 3 receptor (NK3R) antagonist
- Clinical and laboratory safety results are available from 23 completed Phase 1 and 2 studies (387 healthy subjects and 821 patients)[2] in various patient populations

The Opportunity

- Phase 2a proof of concept trial topline data anticipated in Q4 2022[$]
- Currently no other NK3R antagonists in development for iVMS
- Estimated size of iVMS opportunity in US ~250,000 patients[3]
- Acer maintains worldwide rights to ACER-801
- Composition of matter and methods of use patents filed

acertherapeutics

1 Rada G., et al. Cochrane Database Syst Rev. 2010 Sep 8;(9):CD004923.
2 Meltzer H, et al. Am J Psychiatry. 2004 Jun;161(6):975-84
$ Subject to additional capital
3 Trinity Partners 2020

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VMS, typically comprised of hot flashes and night sweats, are associated with decreases in reproductive hormones commonly associated with menopause (e.g. MR-VMS) 18 Vasomotor Symptoms (VMS) Roth A, et al. The Oncologist, Oct 2003, vol.8 no.5 474-487. Levine B. http://www.everydayhealth.com/menopause/science-behind-the-hot-flash.aspx ACER-801 A diminished amount of hormones, such as estrogen, affects the hypothalamus This confuses the hypothalamus and makes it read “too hot” The brain responds by relaying an alert to cool off The body then tries to cool off by beginning to perspire It’s getting hot in here

19 Induced Vasomotor Symptoms (iVMS) Women with HR+ Breast Cancer (CaB) receiving Tamoxifen 84% of women experienced hot flashes1 80% experienced night sweats 60% experienced severe symptoms Symptoms persisted throughout 5 years of treatment and were mainly attributed to tamoxifen After 4.5 years, 46% of women had discontinued tamoxifen2 Women who are BRCA+ and have prophylactic bilateral salpingo-oophorectomy (PBSO) 67% of women have symptoms of menopause such as hot flashes5 Up to 35% complain of “extremely bothersome” symptoms up to two years after their surgery6 Men with HR+ Prostate Cancer (CaP) receiving Leuprolide 80% of men experience hot flashes3 15-27% of patients consider hot flashes the most distressing side effect 30-40% experienced moderate-to-severe symptoms 20% discontinued or disrupted treatment 1 Moon Z. et al., JOURNAL OF PSYCHOSOMATIC OBSTETRICS & GYNECOLOGY, 2017 VOL. 38, NO. 3, 226–235 2 Nichols H, et al., JNCI J Natl Cancer Inst, 2015, 1–8 3 Challapalli A, et al., Clinical and Translational Radiation Oncology 10 (2018) 29–35 4 Abildgaard J, et al., JNCI Cancer Spectrum, 2018, Vol. 0, No. 0 5 Johnson L, et al. American Society for Reproductive Medicine, 2014 Vol 102 No. 3, Supplement, e249 6 Griffiths E, et al: The Obstetrician & Gynaecologist, 2005: 7:23-27 ACER-801

ACER-801

Mechanism of Action

- Neurokinin B (NKB;TAC2 gene) is a stimulatory molecule that activates the neurokinin 3 receptor (NK3R) found in the arcuate nucleus (ARC) of the hypothalamus and the central amygdala regions of the brain
- The hypothalamus controls body homeostasis and the kisspeptin/ neurokinin B/dynorphin (KNDy) neurons in the ARC are responsible for thermoregulation
- The central amygdala is critical for the perception of emotions, including fear memory consolidation
- Thermoregulation (hot flashes) is mediated by a balance between estrogen (inhibitory/protective) and neurokinin B (stimulatory) signaling in KNDy neurons


Hypothalamus
Amygdala


POA
Infundibular Nucleus
Dyn
Kisspeptin neurone
KNDy neurone
ERα
PR
POA/ Infundibular nucleus
KISS1
KISS1
GnRH neurone
KISS1
KISS1
ME
GnRH
Pituitary
LH/FSH
Gonads
Sex Steroids
ERα PR (sex steroid receptor)
KOR (Kappa opioid receptor)

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21 Clinical POC in VMS: NK3R Antagonist Depypere H, et al. ENDO2017 Fezolinetant is a NK3R antagonist being developed by Astellas for moderate-to-severe VMS ACER-801 At Week 4: fezolinetant group: 14/40 patients have ZERO hot flash placebo group: 2/40 patients have ZERO hot flash Average Daily Hot Flash Frequency Reported as per FDA Guidance fezolinetant 90 mg BID (N=40) Placebo (N=40) HF Frequency Baseline Week 4 Week 12 Week2 Week 4 Week 6 Week 10 FUP WK2 88%* 38%* 93%* 54%* p<0.0001 *: % decrease from the baseline

22 Clinical POC in VMS: NK1,3R Antagonist Trower M, et al. Menopause. 2020 May; 27(5): 498–505. Elinzanetant (NT-814) is a dual NK1,3R antagonist for the treatment of vasomotor symptoms in postmenopausal women ACER-801 Mean (+/-SE) Daily Frequency A Placebo 50 mg 100 mg 150 mg 300 mg Day -8 -7 -6 -5 -4 -3 -2 -1 1 2 3 4 5 6 7 8 9 10 11 12 13 14 Mean (+/-SE) Daily Severity Score B C D 0.5 1 1.5 2 2.5 15 20 30 40 FIG.2. Daily frequency of: moderate and severe hot flashes (A), Severity of hot flashes (B), daily hot flash severity scorea (c), and waking at night due to night sweats (D), by day. Data shown are mean ± standard error (aseverity score = [number of mild hot flashes x 1] + [number of moderate hot flashes x 2] + [number of severe hot flashes x 3]). A B C D Placebo 50 mg 100 mg 150 mg 300 mg -8 -7 -6 -5 -4 -3 -2 -1 1 2 3 4 5 6 7 8 9 10 11 12 13 14 Mean (+/- SE) Daily Severity 0.5 1.5 2.5 15 20 30 40

iVMS are well documented with the use of cancer therapies and certain surgical procedures and VMS appear immediately and can be severe Estrogen is contraindicated for the management of VMS in patients with hormone positive (HR+) tumors, including breast and prostate tumors A non-hormonal treatment for the management of moderate/severe iVMS is needed to help cancer patients start and stay on critical cancer therapy Non-adherence to cancer therapy can shorten the time to recurrence and increase the mortality risk Other NK3R antagonists under development are focused on menopausal-related VMS 23 iVMS: The Unmet Need ACER-801

Q1 2022: Began patient enrollment in Phase 2a, randomized, double-blind, placebo-controlled, dose-ranging trial (NCT05325775) in Q1 2022: Primary objective: Evaluate the safety profile of ACER-801 at different doses Evaluate the pharmacokinetic (PK) profile of ACER-801 at different doses Secondary objectives: Evaluate the effect of ACER-801 at different doses on the frequency and severity of VMS associated w/menopause vs. placebo Q4 2022: Phase 2a proof of concept trial topline data anticipated$ 24 Development Plan ACER-801 $ Subject to additional capital

EDSIVO™

Overview

Disease Overview

- Autosomal dominant connective tissue disorder of collagen synthesis caused by mutations in the COL3A1 gene for type III procollagen
- Characterized by arterial aneurysms, dissections and/or ruptures in arteries and hollow organs (intestines, uterus, lungs, etc.)
- Often fatal: median survival in the U.S. is estimated to be 51 years of age[1]

Current Treatment Options

- No approved therapeutic options for vEDS patients
- Following the publication of the BBEST trial, celiprolol has become the primary treatment for vEDS patients in several European countries[2]

EDSIVO™ Profile

- BBEST Clinical Trial: 76% reduction in risk of arterial events observed in COL3A1+ subpopulation[3]
- Long-term Observational Study (France)[4]
  - 144 COL3A1+ patients (90% treated w/celiprolol) followed for ≤17 years
  - At end of follow-up, survival was 80.7% (95% CI: 67.8 - 93.6%) in those treated with celiprolol vs. 48.5% (95% CI: 19.7 - 77.4%) in those not treated

The Opportunity

- DiSCOVER Phase 3 decentralized (virtual) pivotal trial initiation: June 27, 2022
  - Full enrollment anticipated in mid-2023 based on current enrollment rates[$]
  - Interim analysis planned at approximately 24 months after full enrollment[$]
  - Expected to take ~3.5 years to complete once fully enrolled[$]
- NCE, Orphan Drug Designation and methods of use patents filed acertherapeutics

1 Pepin, et al. Survival is affected by mutation type and molecular mechanism in vascular Ehlers–Danlos syndrome (EDS type IV). Genet Med. 2014 Dec;16(12):881-8.
2 https://www.ehlers-danlos.com/celiprolol-and-veds/
3 Ong K, et al. Lancet 2010; 376: 1476-84.
4 Frank M, et al. Vascular Ehlers-Danlos Syndrome: Long-Term Observational Study. J Am Coll Cardiol. 2019 Apr, 73 (15) 1948–1957
$ Additional capital required to conduct and complete the planned pivotal Phase 3 trial of EDSIVO™ beyond Q3 2022

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Ehlers-Danlos syndrome (EDS) is a group of hereditary disorders of connective tissue vEDS (EDS type IV) is the severe subtype: Characterized by aneurysms, dissections and/or ruptures Vascular Hollow Organs (e.g., gastrointestinal, uterine) Autosomal dominant (50%); spontaneous mutations (50%) Diagnosed by clinical symptoms and confirmed by presence of mutations in the COL3A1 gene Events occur in 25% of patients before the age of 20, and 90% by the age of 40 Median age of death is estimated to be 51 years1 No approved therapeutic options for vEDS Current treatment is focused on surgical intervention 26 Fig. 3 Distribution of 132 vascular complications in 24 patients with a clinical diagnosis of EDS type IV. J Vasc Surg 2005;42:98-106. 1 Pepin M, et al. Genet Med. 2014 Dec;16(12):881-8. EDSIVO™ Vascular Ehlers-Danlos Syndrome (vEDS) Cerebral (3) vertebral (2) subclavian (8) axillary (2) thoracic aorta (10) Splenic (5) Renal (9) IMA (1) Iliac (9) SFA (3) Tibial (1) Carotid (8) Innominate (5) Arch (6) Celiac (4) Hepatic (4) SMA (6) Ileocolic (1) Abdominal aorga (7) Femoral (8) Popliteal (4) n = 24 patients 132 complications

Efficacy: 76% reduction in the risk of fatal or nonfatal cardiac or arterial events in COL3A1+ EDSIVO™ patients vs. control group over mean follow-up of 47 months 75% reduction in risk of primary (cardiac or arterial events) and secondary (intestinal or uterine rupture) events in COL3A1+ EDSIVO™ patients vs. control group 27 Primary Endpoint Primary + Secondary Endpoints Ong K, et al. Lancet 2010; 376: 1476-84. 0 12 24 36 48 60 72 EDSIVO™ BBEST Trial: COL3A1+ Subpopulation Number at risk/events Celiprolol Control 13 13/1 12/2 9/2 8/2 2/2 20 19/2 15/6 11/9 4/11 3/11 11/3 9/3 8/3 2/3 16/5 9/12 6/14 3/14 2/14 p=0.0406 p=0.0167 time (months) Figure 3: Kaplan-Meier curves of event-free survival in 33 patients with positive COL3A1 mutation Primary endpoint (A). Primary and secondary endpoints (B). A B Proportion of survival free events (%) 0 12 24 36 48 60 72 25 50 75 100

EDSIVO™

Celiprolol Pivotal Clinical Trial

- **DiSCOVER** (**D**ecentrali**z**ed **S**tudy of **C**eliprolol **o**n **v**EDS-related **E**vent **R**eduction) trial design:*
  - A Phase 3, U.S.-based, randomized, double-blind, decentralized (virtual) clinical trial to compare the efficacy of celiprolol to placebo in the treatment of patients with COL3A1-positive vEDS
  - Primary objective: compare time to first occurrence of a confirmed clinical event between celiprolol group and placebo group among confirmed COL3A1-positive vEDS patients
  - Secondary objectives:
    - Safety and tolerability of celiprolol
    - Incidence rate of composite endpoint among vEDS patients treated w/celiprolol vs. placebo

- Status:
  - ✓ U.S. IND in effect
  - ✓ Granted Breakthrough Therapy designation (BTD) by FDA
  - ✓ Reached agreement with FDA under a Special Protocol Assessment (SPA)
  - ✓ Launched discoverceliprolol.com as an educational tool for interested parties
  - ✓ Initiated pivotal **DiSCOVER** trial (study NCT05432466) June 27, 2022
    - Q2 2023: Full enrollment anticipated in Mid-2023 based on current enrollment rates[$]
    - Interim analysis planned at approximately 24 months after full enrollment[$]
    - Expected to take ~3.5 years to complete once fully enrolled[$]

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$ Additional capital required to conduct and complete the planned pivotal Phase 3 trial of EDSIVO™ beyond Q3 2022

29 Cash as of June 30, 2022: $14.5M Subsequent gross proceeds of $0.6M from ATM and equity line Expected to have sufficient capital to fund current operations through Q3 2022 If ACER-001 receives U.S. FDA approval1 $42.5M could be funded through loan from Marathon, extending available capital for planned operations into H2 2023* Capitalization as of August 10, 2022: 16.1M shares of common stock outstanding 21.5M shares fully diluted (includes stock options, convertible note*, and warrants*) $152.0M historical gross proceeds through August 10, 2022 $104.5M equity financings $35.0M from Relief Collaboration $12.5M from debt financings* ACER Financial Overview * https://www.sec.gov/ix?doc=/Archives/edgar/data/0001069308/000119312522066842/d279077d8k.htm 1 Prior to December 31, 2022, which is before the January 15, 2023 PDUFA date

Reference Slides 30

Leadership Team 31 ACER

MSUD is an inborn error of Branched-chain Amino Acid (BCAA) – leucine, isoleucine, valine – metabolism Caused by deficiency of the mitochondrial Branched-chain Keto Acid Dehydrogenase complex (BCKDC) ~800 patients in U.S., ~3,000 patients worldwide MSUD Family Support Group has >500 patients Part of newborn screening in U.S., UK, Germany High leucine levels lead to chronic and acute neurological damage Lower IQ Mental impairment (poor cognitive function) Social impairment (poor executive function) Metabolic decompensation (seizures and coma) A highly-restricted diet is the primary treatment Consists of BCAA-free synthetic foods and formula Very few foods have low BCAAs (fruits & vegetables) Balancing act: enough BCAAs for growth & development 32 indicates p < 0.05, *** p < 0.001 compared to the control group* * Muelly E, et al. 2011 Neuropsychiatric and Neurochemical Sequelae of MSUD ACER-001 Maple Syrup Urine Disease (MSUD) Full Scale IQ 60 80 100 120 140 0 5 10 15 20 40 50 70 90 25 A B C D Controls MSUD Hamilton Depression Score Hamilton Anxiety Score Conner’s Parent Rating Scale DSM-IV ADHD Symptoms

33 ACER-001 MSUD: Clinical POC Study Design: Open label pilot study1 at Baylor College of Medicine – 3 healthy and 5 MSUD subjects with late onset disease 3 days of steady-state protein diet*; then 3 days of NaPB + diet* BCAAs and BCKAs determined at day 3 of each study period (4 time points) Results: NaPB showed a statistically significant reduction of leucine in all 3 healthy subjects (p< 0.05) and 3 out of 5 MSUD patients (p< 0.05 in responders) ~30% reduction (28-34%) in leucine in MSUD responders Clinicians view >20-30% ↓ as clinically meaningful** Comments: Despite the short treatment duration (3 days) NaPB showed statistically significant (intra-subject) reduction in leucine in 75% of the subjects Brunetti-Pierri et al., Hum Mol Genet. 2011 February 15; 20(4): 631–640 1 Brunetti-Pierri et al., Hum Mol Genet. 2011 February 15; 20(4): 631–640. * All subjects received a constant protein intake of 0.6 g/kg/day as combination of BCAA-free formula and whole protein ** Acer commissioned market research Healthy Subjects (n=3) MSUD Subjects (n=5) Total (n=8) 100% 60% 75%

Host-directed therapy – restores the cellular stress response, blocking ribosome biogenesis and translation-elongation of viral mRNA in infected cells Mechanism of Action Potential treatment for DNA and RNA-replicating viruses, including cytomegalovirus, Zika, dengue, Ebola, COVID-19 and other viruses Disease Overview Applied for MCDC funding for Filoviruses Received positive feedback and placed in “basket” if additional funding becomes available Further advancement of the program is dependent on ability to raise non-dilutive capital Composition of matter patent filed The Opportunity Overview 34 Broad-spectrum, host-directed antiviral therapy w/ nanomolar potency in vitro against DNA and RNA-replicating viruses Strong in vivo efficacy data against multiple viruses ACER-2820 Profile ACER-2820

35 ACER-2820 Broad-spectrum, Antiviral Activity

36 ACER-2820 Nanomolar Potency In Vitro EC50 = concentration of a drug that gives half-maximal response. IC50 = concentration of an inhibitor where the response is reduced by half CC50 = 50% cytotoxic concentration *EC50 / CC50 values = μM (unless otherwise noted) **For reference, the EC50 of remdesivir is 23.15 μM at MOI 0.02; paper demonstrates that emetine is synergistic with remdesivir

37 ACER-2820 In Vivo Efficacy Data A b C B SJL mice Number of ZIKV particles per 1 μg RNA sample 101 102 103 104 Emetine - + Day 0 Day 6 n.d. * Serum viral load (NS1 ng/mL) -10000 1000 2000 3000 Ifnar1 -/- mice VC E1 E2 MOCK % Survival BALB/c mice DPBS emetine 1 mg.kg Post-infection (Days) 0 20 40 60 80 100 10 30 Log10 MCMV DNA copies/100ng Mock Infected Emetine (0.1 mg/kg) Emetine (1.0 mg/kg) GCV 24 hpi 72 hpi